100

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                       SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549



                                    FORM 8-K
                                 CURRENT REPORT

     PURSUANT TO SECTION 13 OR 15(D) OF THE SECURITIES EXCHANGE ACT OF 1934


        Date of Report (Date of earliest event reported): AUGUST 25, 2004



                          STANDARD MOTOR PRODUCTS, INC.
             (Exact Name of Registrant as Specified in its Charter)



         NEW YORK                    1-4743                  11-1362020
      (State or Other       (Commission File Number)     (I.R.S. Employee
      Jurisdiction of                                  Identification Number)
      Incorporation)



           37-18 NORTHERN BOULEVARD, LONG ISLAND CITY, NEW YORK 11101 (Address of Principal Executive Offices, including Zip Code)



        Registrant's Telephone Number, including Area Code: 718-392-0200




                                 NOT APPLICABLE
          (Former Name or Former Address, if Changed Since Last Report)



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
ITEM 8.01.  OTHER EVENTS

         On August 25, 2004, Standard Motor Products, Inc. (the "Company") issued a press release announcing the resignation of its independent accountants, KPMG LLP. A copy of such press release is attached as Exhibit 99.1 hereto and incorporated herein by reference.

ITEM 9.01.  FINANCIAL STATEMENTS AND EXHIBITS

     (c)  Exhibits.

     99.1 Press Release, dated August 25, 2004, announcing the resignation of KPMG LLP as the independent accountants of Standard Motor Products, Inc.

                                    SIGNATURE


         Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                          STANDARD MOTOR PRODUCTS, INC.


                          By: /S/ JAMES J. BURKE
                              -------------------------
                              James J. Burke
                              Vice President Finance, Chief Financial Officer

Date: August 25, 2004



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

                                  EXHIBIT INDEX


EXHIBIT NO.       DESCRIPTION
----------        -----------

99.1              Press   Release,   dated  August  25,  2004,   announcing  the
                  resignation of KPMG LLP as the independent accountants of Standard Motor Products, Inc.


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